SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549

                                 --------------------

                                       FORM 8-K

                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) February 12, 1998
                                                         -------------------

                               ICG COMMUNICATIONS, INC.
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                  (Exact name of registrant as specified in charter)

                     Delaware             1-11965          84-1342022
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             (State of Incorporation)   (Commission     (IRS Employer
                                        File Number)    Identification No.)

     9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado  80155-6742
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                     (Address of principal executive offices)

                             ICG HOLDINGS (CANADA), INC.
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                  (Exact name of registrant as specified in charter)

                  Canada              1-11052          Not Applicable
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           (State of Incorporation)  (Commission       (IRS Employer
                                     File Number)      Identification No.)

       1710-1177 West Hastings Street, Vancouver, British Columbia  V6E 2L3
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                      (Address of principal executive offices)

                                  ICG HOLDINGS, INC.
          -----------------------------------------------------------------
                  (Exact name of registrant as specified in charter)

                     Colorado             33-96540      84-1158866
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             (State of Incorporation)   (Commission    (IRS Employer
                                        File Number)   Identification No.)

      9605 E. Maroon Circle, P.O. Box 6742, Englewood, Colorado  80155-6742
      ---------------------------------------------------------------------
                    (Address of principal executive offices)

    Registrants' telephone numbers, including area codes  (800) 650-5960 or
                                                          (303) 572-5960
                                                         ------------------

                                          N/A
                                     ------------
            (Former name or former address, if changed since last report.)

          ITEM 5.   OTHER EVENTS.
          ------    ------------

                    In a press release dated February 12, 1998, ICG

          Communications, Inc., a Delaware corporation, announced that ICG

          Services, Inc., a new wholly-owned subsidiary, completed its previously announced private placement of approximately $300 million of 10% Senior Discount Notes.


          ITEM 7.   EXHIBITS.
          ------    --------

                    (c)  Exhibits
                         --------

                         99.1 Press Release, dated February 12, 1998.

                                      SIGNATURES

                    Pursuant to the requirements of the Securities Exchange

          Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly

          authorized.



          Dated: February 17, 1998           ICG COMMUNICATIONS, INC.

                                             By: /s/ James D. Grenfell
                                                ---------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer



                                             ICG HOLDINGS (CANADA), INC.

                                             By: /s/ James D. Grenfell
                                                ---------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer



                                             ICG HOLDINGS, INC.

                                             By: /s/ James D. Grenfell
                                                ---------------------------
                                                James D. Grenfell
                                                Executive Vice President
                                                and Chief Financial Officer

                               EXHIBIT INDEX


          Exhibit          Description
          -------          -----------

            99.1           Press Release, dated February 12, 1998